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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) March 26, 2003
                                                          --------------


                                  GenCorp Inc.
                     ---------------------------------------

               (Exact Name of Registrant as Specified in Charter)



             Ohio                        1-01520               34-0244000
             ----                        -------               ----------
  (State or Other Jurisdiction       (Commission File         IRS Employer
       of Incorporation)                 Number)           Identification No.)



  Highway 50 and Aerojet Road, Rancho Cordova, California             95670
  -------------------------------------------------------             -----
           (Address of Principal Executive Offices)                 (Zip Code)


  P.O. Box 537012, Sacramento, California                           95853-7012
  ---------------------------------------                           ----------
           (Mailing Address)                                        (Zip Code)


        Registrant's telephone number, including area code (916) 355-4000
                                                           --------------


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ITEM 5. OTHER EVENTS

Attached hereto as Exhibit 99.1 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 26, 2003.

Exhibit 99.1 is a GenCorp Inc. press release dated March 26, 2003 in which GenCorp announced that its real estate operation has completed a Memorandum of Understanding to enter into a joint venture with Panattoni Development Company
(PDC). The initial project expected to be undertaken by the venture is Class A office development of about 300,000 SF on a 20 acre parcel of Aerojet's land.

ITEM 7. EXHIBITS


Table                                                                               Exhibit
Item No.      Exhibit Description                                                   Number
--------      -------------------                                                   ------

     99       GenCorp Inc.'s press release dated March 26, 2003 in which             99.1
              GenCorp announced that its real estate operation has completed a Memorandum of Understanding to enter into a joint venture with Panattoni Development Company (PDC).

     99       GenCorp Inc.'s press release dated March 26, 2003 in which             99.2
              GenCorp reported net income for the first quarter of 2003 of
              $3 million ($0.07 per diluted share) unchanged from the
              first quarter of 2002.



ITEM 9. REGULATION FD DISCLOSURE

Attached hereto as Exhibit 99.2 and incorporated herein by this reference is the text of the registrant's press release which was issued on March 26, 2003.

Exhibit 99.2 is a GenCorp Inc. press release dated March 26, 2003 in which GenCorp reported net income for the first quarter of 2003 of $3 million ($0.07 per diluted share) unchanged from the first quarter of 2002. Sales for the quarter increased to $271 million from $249 million in the prior year reflecting increases at both its Aerospace and Defense and Fine Chemicals businesses. Net income did not increase commensurate with sales year-over-year due primarily to a $10 million reduction of pre-tax income from employee retirement benefit plans.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       GENCORP INC.



                                By:     /s/ Margaret Hastings
                                        ---------------------
                                Name:   Margaret Hastings
                                Title:  Assistant Secretary


Dated: March 27, 2003